                                                                 Exhibit 17 (vi)

                                           TO VOTE BY INTERNET
PROXY TABULATOR
[_____________________]                    1)  Read the Proxy Statement and have
                                               the proxy card below at hand.
[_____________________]                    2)  Go to Website [www.proxyvote.com]
                                           3)  Follow the instructions provided
                                               on the website.

                                           TO VOTE BY TELEPHONE

                                           1)  Read the Proxy Statement and have
                                               the proxy card below at hand.
                                           2)  Call [1-800-690-6903]
                                           3)  Follow the instructions.

                                           TO VOTE BY MAIL

                                           1)  Read the Proxy Statement.
                                           2)  Check the appropriate boxes on
                                               the proxy card below.
                                           3)  Sign and date the proxy card.
                                           4)  Return the proxy card in the
                                               envelope provided.



                                        *** IF VOTING BY MAIL, PLEASE MARK,
                                        SIGN, DATE AND RETURN THE PROXY CARD
                                        PROMPTLY USING THE ENCLOSED ENVELOPE ***


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

BBTSC1 KEEP THIS PORTION FOR YOUR RECORDS


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                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FUND NAME PRINTS HERE


Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the below-enumerated proposals.


VOTE ON PROPOSALS

                                                                                FOR   AGAINST  ABSTAIN

PROPOSAL  (1) To consider and act upon an Agreement and Plan of Reorganization   O      O         O
              ("Reorganization Plan") adopted by The Advisors' Inner
              Circle Fund providing for the transfer of all of the assets of
              Sterling Capital Small Cap Value Fund (the "Sterling Fund") in
              exchange for Sterling Shares (collectively, "Shares") of the
              Sterling Capital Small Cap Value Fund, a series of BB&T Funds
              (the "BB&T Fund"), and the assumption by the BB&T Fund of all of the liabilities of the Sterling Fund, followed by the dissolution and liquidation of the Sterling Fund and the distribution of
              Shares of the BB&T Fund to the shareholders of the Sterling Fund.

PROPOSAL  (2) To transact such other business as may properly come before        O      O         O
              the Special Meeting or any adjournment thereof.



The undersigned hereby acknowledges receipt of the Notice of Special Meeting
dated          , 2006 and the Proxy Statement attached hereto.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


Date                                Signature [PLEASE SIGN WITHIN BOX]


Date                                Signature (Joint Owners)

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                                   PROXY CARD

FUND NAME PRINTS HERE                PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                                               ON AUGUST 9, 2006

This proxy is solicited by the Board of Trustees of The Advisors' Inner Circle Fund for use at a Special Meeting of Shareholders ("Special Meeting") to be held on August 9, 2006 at [9:00 a.m.] Eastern Time at the offices of the Sterling Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The undersigned hereby appoints _________ and ____________, each of them with full power of substitution as proxies of the undersigned, to vote, as designated on reverse, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the matters listed on the reverse side and upon any other matter which may come before the Special Meeting in their discretion.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.